Supplement to the

Fidelity® Capital & Income Fund

Fidelity Focused High Income Fund

Fidelity High Income Fund

Funds of Fidelity Summer Street Trust

STATEMENT OF ADDITIONAL INFORMATION

June 28, 2008

The following information supplements similar information found in the "Management Contracts"section on page 32.

Sub-Adviser - FMR U.K. On behalf of each fund, FMR has entered into a sub-advisory agreement with FMR U.K. Pursuant to the sub-advisory agreement, FMR may receive from the sub-adviser investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-adviser investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR, and not the funds, pays the sub-adviser.

CAI/SPHB-08-01 July 31, 2008
1.718858.115

Supplement to the

Fidelity® New Markets Income Fund

A Fund of Fidelity Summer Street Trust

STATEMENT OF ADDITIONAL INFORMATION

April 10, 2008

The following information replaces similar information found in the "Management Contract"section on page 35.

Sub-Advisers - FMR U.K., FIIA, FIIA(U.K.)L, and FIJ. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR U.K. and FIIA. On behalf of the fund, FIIA, in turn, has entered into sub-advisory agreements with FIIA(U.K.)L and FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and, FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR and FIIA, and not the fund, pay the sub-advisers.

NMIB-08-01 July 31, 2008
1.874198.100